2021 Investor Presentation June 24, 2021 Exhibit 99.1

Disclaimer NON-GAAP FINANCIAL MEASURES This presentation includes information about non-GAAP revenue, non-GAAP operating income, non-GAAP net income attributable to Dell Technologies Inc. – diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. – diluted, which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. We have provided a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures in the slides captioned “Supplemental non-GAAP measures.”  SPECIAL NOTE ON FORWARD LOOKING STATEMENTS Statements in this presentation that relate to future results and events are forward-looking statements and are based on Dell Technologies' current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including those discussed in Dell Technologies’ periodic reports filed with the Securities and Exchange Commission. Dell Technologies assumes no obligation to update its forward-looking statements.

Key messages Leading market positions, durable competitive advantages, and a differentiated strategy to drive consistent growth and significant value creation Durable competitive advantages that uniquely position Dell to win in core and adjacent markets A differentiated strategy to Win the consolidation and modernization of our core markets Use our end-to-end product position and leading go-to-market reach to bring a broad set of solutions to customers Pursue high-value growth opportunities where Dell has a unique right to win A track record of consistent growth, profitability, and shareholder value creation Leadership positions in large, stable, and expanding markets with strong underlying fundamentals Attractive long-term financial model: Revenue growth at GDP to GDP+ Operating income growth faster than revenue Earnings per share growth faster than operating income Disciplined capital allocation

Agenda Markets and opportunities Dell Technologies strategy Value creation framework

Technology landscape Technology markets are evolving, driven by digital transformation and shifting customer needs overall_0_132648004933371496 columns_1_132648004664442179 4_0_132648004664442179 5_0_132648004664442179 26_1_132648004664442179 30_1_132648004664442179 58_0_132648004664442179 52_0_132648004664442179 53_0_132648004664442179 61_0_132648004664442179 10_0_132648004664442179 9_0_132648004664442179 60_0_132648004664442179 59_0_132648004664442179 49_0_132648004664442179 48_0_132648004664442179 57_0_132648004664442179 51_0_132648004664442179 50_0_132648004664442179 89_1_132648006819464597 93_1_132648006820310818 97_1_132648006821000855 101_1_132648006821847060 105_1_132648006822472272 8_1_132648048543363918 16_1_132648048585622449 19_1_132648048609122727 22_1_132648048638658808 Explosive data growth (23% CAGR through 2025) 1; maturity and widespread adoption of AI applications Data Edge As-a-Service Hybrid / Multi Ability to draw rapid and actionable insights from their ever-increasing data End User Devices By 2025, 75% of enterprise data will be created and processed outside of central data centers (10% in 2018) 2 Easy-to-manage, high performance technology near the data source Increase in flexible consumption offerings; IaaS expected to grow 28% p.a. through 20253 Simple, flexible, scalable, digital-first experience and pay-per-use models 82% of companies use both public and private cloud4; companies use an average of 2.6 public and 2.7 private clouds 5 Solutions to manage distributed data and the complexity of multiple vendor toolsets Intuitive, reliable and highly productive portable devices and supporting ecosystems Step-change in PC mkt. growth (1% CAGR ’17-’19 vs. 6% ’19-’23E) 6 driven by continued hybrid work model with PC as the essential tool Market trend Customer need Source: 1.) IDC worldwide global datasphere forecast 2021-2025; 2.) Gartner 2018 – What Edge Computing means for Infrastructure and Operations Leaders; 3.) IDC Semiannual Public Cloud Services Tracker – Forecast 2020H2; 4.) Flexera 2021 State of the Cloud Report; 5.) Flexera 2021 State of the Cloud Report; 6.) IDC Quarterly Personal Computing Device Tracker – PC Forecast 2020Q4

Dell Technologies evolution

Since our go-private transaction in 2013, Dell has transformed and positioned itself for growth

1988	2013	2016	2018	2019	2021
Dell **completes IPO** four years after being founded by Michael	Michael Dell and Silver Lake Partners **take company private**	Dell **completes acquisition of EMC Corporation**, including EMC's stake in VMware	Dell **begins trading Class C shares in public equity markets** under DELL with DVMT share buyout	Leadership **accelerates integration and innovation** across Dell's software and solutions	Dell to **spin-off 81% equity stake in VMware,** forming two standalone public companies

Why we went private

- Accelerate solutions strategy and focus on innovation and long-term investments

Why we re-entered the public market

- Simplify our capital and ownership structure
- Enable strategic and financial flexibility
- Align shareholder interests more completely

Why we are spinning off VMware

- Increase management focus on core Dell growth
- Unlock valuation discount of current capital structure
- Enable flexible capital allocation
- Position Dell for investment grade
- Expand solutions partnerships

Source: Dell official reporting

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Dell Technologies overview

Leadership positions in the core infrastructure and PC markets

Infrastructure Solutions Group (ISG)

$33B FY21 Revenue[1]

Storage (#1 in External Storage and Data Protection)[2]

Server (#1 in x86 Server)[3]

Hyper-converged Infrastructure (#1 in HCI)[4]

Networking

Client Solutions Group (CSG)

$48B FY21 Revenue[1]

Client Solutions (#1 in revenue)[5]

Commercial PC (#1 in North America* Commercial PC)[6]

Software & Peripherals (#1 in Commercial Displays)[7]

Virtual Desktop and Infrastructure Devices

Go-To-Market | Global Services and Support | Supply Chain | Dell Financial Services

Note: ISG market share based on calendar 2020 revenue; CSG market share based on calendar 2020 units. *North America restricted to US and Canada.

Source: 1.) Dell FY21 10-K;; 2.) IDC Quarterly Enterprise Storage Systems Tracker, 2021Q1 (Trailing Twelve Months calendar period Q2 2020-Q1 2021); 3.) IDC Quarterly Server Tracker, 2021Q1, limited to revenue (Trailing Twelve Months calendar period Q2 2020-Q1 2021). Mainstream Server is: Large System, Standard Rack and Tower; 4.) IDC Quarterly Converged Systems Tracker 2021Q1 (Trailing Twelve Months calendar period Q2 2020-Q1 2021); 5.) Client business revenue (CSG revenue) compared with other PC OEMs from financial public filings, excluding tablet revenue 6.) IDC PCD Tracker 2021Q1; NA Commercial PCs includes USA and Canada, and excludes Chrome OS and tablets; market share based on trailing twelve month calendar period Q2 2020-Q1 2021 units; 7.) IDC PC Monitor Tracker 2021Q1 (trailing twelve months calendar period Q2 2020-Q1 2021)

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Extended Dell market: $650B growing 8% to 2024E overall_0_132673021202465803 columns_1_132673021202465803 8_1_132673021202465803 11_1_132673035250836306 Dell industry position $2T TAM growing GDP to GDP+ as digital transformation drives broad, sustained technology investment Core Dell market: $670B growing 3% to 2024E 2020 Global IT market Served Addressable Market 6% CAGR 2020-2024E (vs. GDP of 3%) Note: PC includes PC and Tablet Source: Dell CSG TAM estimate (PC, Peripherals); Dell ISG TAM estimate (Server, Storage, IT Networking); OECD Economic Outlook 2021 (GDP growth rate); IDC Worldwide ICT Spending Guide 2020 data (remaining); excludes from ICT Spending Guide categories far out of the scope of Dell’s business (e.g. mobile phone hardware, telecom services, BPO services)

overall_0_132665179221082036 columns_2_132665179221082036 46_1_132665179221082036 7_1_132673038341547081 3_1_132673050166662941 ISG – overview Near-term rebounding growth, medium-term tailwinds 7% 6% Global Core ISG market Note: Storage includes Core Storage, Data Protection, and HCI; Server is total server less HCI HW Source: Dell analysis leveraging external data sources: IDC (Server, Storage), Dell’Oro (Networking)

ISG – cloud resiliency

Large and stable core market, with market trends and customer needs highly favorable to Dell

Large, growing core market. All cloud models growing



CAGR
$1.9T
$1.4T
Public Cloud Infrastructure
10%
IaaS/PaaS
28%
SaaS
15%
Private Cloud
12%
$1.2T
(2024E)
Traditional IT
4%
2020
2024E

Market evolving to a distributed, multi, hybrid-cloud future

75% of CIOs operate **hybrid environments**[1]

65% of IaaS/PaaS customers are **multi-cloud**[1]

25% of 2024E IT **spend from edge**, driving on-premise demand[1]

23% data growth, **fragmented across edge-core-cloud**[2]

Unprecedented opportunity for innovation in the data era

Headroom to **grow core business** with **recurring aaS revenues**

Leading portfolio + VMware alliance + global services capabilities = differentiated ability to **simplify customers' hybrid IT**

Leverage leading Compute and HCI franchises to create innovative solutions that will **win the edge**

Dell stores and protects more data than anyone, and can **extend to data management services**

Source: Bain & Company Cloud Market Model; 1) Bain & Company Cloud CIO Survey (2021 N=202) 2) IDC worldwide global datasphere forecast 2021-2025

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APEX Ease and agility of as-a-Service combined with the power and control of leading technology infrastructure Differentiated experience to meet customer needs as they develop their cloud operating model APEX data storage services APEX cloud services APEX custom solutions Technology that is effortless, self-service, and outcome-based Enabling customers to rapidly scale with greater flexibility and transparency Providing the tools for customers to run their business on their terms Simplicity Agility Control Scalable, elastic storage resources built on our industry-leading technologies Power and speed of public cloud with the control and security of private data centers Custom infrastructure & services on a pay-per-use consumption model or enterprise-scale managed utility Complete solutions for a range of data and workload requirements

Global PC and tablet market (3% CAGR 2020-2024E) Global S&P and services market (7% CAGR 2020-2024E) overall_0_132673025957495391 columns_2_132673025957495391 6_1_132673025957495391 2_1_132673064136734043 CSG - overview The PC is the essential tool for work, home, and school. The hybrid work era creates even more opportunity in a large and growing services, software, and peripherals market. Source: Gartner (Software, Services), IDC (PC, Tablet, Peripherals)

Customer opportunity Market Opportunity 2020 Projected CAGR 2020-2024E overall_0_132673025861715645 columns_1_132673025861715645 111_1_132673025861715645 112_1_132673025861715645 113_1_132673025861715645 27_1_132673297712421824 31_1_132673297712982785 35_1_132673297713531235 Adjacent growth opportunities Multiple, high-value adjacent markets where Dell has advantages $114B1 2% Support Telecom providers’ specialized 5G infrastructure needs Provide customer choice, higher performance, and lower costs through an open, software-defined network infrastructure Telecom $110B2 17% Bring computation and data storage closer to the point of use to improve response times, save bandwidth, and deliver distributed security Edge $74B3 12% Move from data persistence to data activation so that our customers can rapidly extract business value from their data Data Manage-ment Managed Services incl. aaS Simplify IT operations, freeing time to focus on strategic initiatives Enable usage-based pricing for flexibility and rapid scalability $216B4 14% Note: ~$60B of the Managed Services incl. aaS market opportunity is overlapping with and also represented in the core ISG TAM. Source: Dell analysis of external data sources leveraging 1) IDC, Gartner, and numerous telecom-specific industry reports; 2) IDC Worldwide Edge Spending Guide for Global Enterprise Edge Computing; 3) IDC ICT Spending Guide 2020 4) IDC Worldwide Services Spending by Foundation Market 2019-2024 and Gartner IT Services by Segment Forecast 2019-2025

Agenda Markets and opportunities Dell Technologies strategy Value creation framework

Leading global services footprint in technology to support complex customer needs, powered by modern, proactive, and predictive software Industry-leading scale and differentiated supply chain capabilities, enabling cost position, speed, continuity of supply, security, and sustainability Leading financial services capabilities that enable customers to invest across the IT lifecycle and create deep customer loyalty ‘First & best’ VMware alliance enabling faster time to market and differentiated, jointly engineered solutions End-to-end from the PC to the core data center to the cloud to the edge, creating deep customer insights and driving innovation Tech’s largest direct go-to-market and channel partner ecosystem, creating unparalleled market reach and leading profitability versus competitors overall_0_132673025372581145 columns_5_132673254032616500 5_0_132673254117874843 Competitive advantages Seven durable and reinforcing competitive advantages #1 positions in critical Client and Infrastructure segments, enabled by customer-driven innovation

Strategy

Differentiated strategy to drive growth at GDP to GDP+, strong profitability, and predictable cash flow

Competitive advantages

- Market Leadership Positions
- End-to End
- Go-to-Market
- Services
- Supply Chain
- Financial Services
- VMware Alliance

Differentiated strategy

Profitably win the consolidation and modernization of our core markets	Innovate, integrate and partner to create the technology ecosystem of the future	Pursue logical, high value growth opportunities where we are uniquely positioned to win
Win in consolidating core markets at industry-leading operating income Innovate beyond the hardware Drive APEX as-a-Service offerings that simplify digital transformation	'First and best' alliance with VMware Expanded technology partnerships Leverage GTM reach to bring differentiated solutions to our customers	Private Cloud, Hybrid Cloud Telecom, Edge Solutions, Data Management, etc. Prudent M&A, post investment grade

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Core leverage overall_0_132664363136625369 columns_3_132664427619018834 51_1_132664363136625369 9_1_132664363136625369 5_1_132665100240276186 Post-investment grade strategy to maximize shareholder value Investment grade balance sheet Capital allocation Laser-focused on creating shareholder value through consistent execution and disciplined capital allocation Owner’s mindset to allocate capital Return capital to shareholders Pursue M&A that accelerates our strategy Maintain investment grade balance sheet Reinvest in growth opportunities Note: core leverage ratio calculated using core debt as numerator and core Adj. EBITDA as denominator; core Adj. EBITDA calculated using Dell Technologies consolidated Adjusted EBITDA less 19% of VMware EBITDA less DFS estimated EBITDA. DFS estimated EBITDA calculated as a 4% return on assets comprised of financing receivables and DFS operating lease balance. 4% return on assets is derived from a peer benchmark analysis and is an indicative proxy for DFS EBITDA overall_0_132665087285180104 columns_1_132665087285180104 53_1_132665087285180104 54_1_132665087285180104 12_0_132665087285180104 FY18 FY19 FY20 FY21 Non-GAAP revenue2 $73.3B $83.9B $85.4B $87.2B Remaining performance obligations3 Pre-reporting period Pre-reporting period $26B $30B Non-GAAP operating income4 $5.0B $5.7B $6.7B $6.9B Cash flow from operations $3.7B $3.3B $5.4B $7.0B Non-GAAP EPS – diluted5 Pre-reporting period Pre-reporting period $4.45 - $4.70 $4.80 - $5.05 Dell performance (ex-VMware)1 A track record of industry-leading results 1 See supplemental slides in Appendix B for reconciliation of GAAP to Non-GAAP measures; Regulation S-X proforma information will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates. 2 Includes the impact of currently estimated VMware reseller revenue. 3 Remaining performance obligations include deferred revenue plus committed contract value not included in deferred revenue. 4 Includes the impacts of currently estimated VMware reseller operating income, allocated operating expenses, and other adjustments. 5 Includes the impacts of operating income adjustments noted above, interest expense, tax, and an assumed share conversion ratio related to employee stock-based compensation awards.

Revenue +2% CAGR FY18-FY21 Operating Income +7% CAGR FY18-FY21 overall_0_132673024176322869 columns_3_132673024176322869 18_1_132673024176322869 10_1_132673085981937720 ISG historical performance Growing through the cycle with a proven ability to gain and maintain share + 5% YoY + 8% YoY #1 in External Storage 28% share1 #1 in x86 Mainstream Server 28% share2 #1 in HCI 32% share3 #1 in Data Protection Appliance 47% share4 Source: 1.) IDC Quarterly Enterprise Storage Systems Tracker, 2021Q1 (Trailing Twelve Months calendar period revenue Q2 2020-Q1 2021); 2.) IDC Quarterly Server Tracker, 2021Q1, limited to revenue (Trailing Twelve Months calendar period Q2 2020-Q1 2021). Mainstream Server is: Large System, Standard Rack and Tower; 3.) IDC Quarterly Converged Systems Tracker 2021Q1 (Trailing Twelve Months calendar period revenue Q2 2020-Q1 2021); 4.) IDC Quarterly Purpose Built Backup Appliance Tracker, 2021Q1 (Trailing Twelve Months calendar period revenue Q2 2020-Q1 2021)

overall_0_132673023987010355 columns_3_132673023987010355 33_1_132673023987010355 3_1_132673074624260830 CSG historical performance Consistent record of growth, share gains, and industry-leading profit margins Revenue +7% CAGR FY18-FY21 Operating Income +15% CAGR FY18-FY21 + 20% YoY + 84% YoY #1 in Commercial Displays 26% share3 #1 in North America Commercial PCs 34% share2 #1 in Client Solutions Revenue 1 Source: 1.) Client business revenue (CSG revenue) compared with other PC OEMs from financial public filings, excluding tablet revenue; 2.) IDC PCD Tracker 2021Q1; NA Commercial PCs includes USA and Canada, and excludes Chrome OS and tablets; market share based on trailing twelve month calendar period Q2 2020-Q1 2021 units; 3.) IDC PC Monitor Tracker 2021Q1 (trailing twelve months calendar period Q2 2020-Q1 2021), market share based on trailing twelve month calendar period Q2 2020-Q1 2021 units

Agenda Markets and opportunities Dell Technologies strategy Value creation framework overall_0_132673208118756348 columns_4_132664448849846990 45_1_132673206018234539 48_1_132673206113884023 51_1_132673206273774229 54_1_132673206509407829 Consolidate through ongoing share gain Invest R&D in high growth emerging areas of technology Deliver tightly integrated, ‘first and best’ solutions with VMware Improve margins through scale, engineering innovation and product mix shift Incubate and scale new growth engines that leverage Dell’s core advantages Support customer choice through an ecosystem of value-added partnerships Prioritize customer outcomes and deliver a leading customer experience, including aaS consumption Pursue targeted M&A, post investment grade Combine unique Dell market position and capabilities to simplify complex IT for customers Summary: Dell’s value creation framework Focused on long-term value creation, with multiple levers to drive growth, profitability, and EPS expansion Core Markets New Growth Opportunities Ecosystem Capital allocation Reinvest in growth opportunities Maintain investment grade balance sheet Return capital to shareholders Prudent M&A to accelerate the strategy

Appendix A Debt summary

Debt summary 1 Amounts are based on underlying data and may not visually foot due to rounding. 2 Principal Face Value. 3 Core Secured Debt represents secured term loans, investment grade notes, and revolver. It excludes DFS allocated debt based on a 7:1 leverage ratio of DFS financing receivables and fixed assets supporting operating leases.  4 Core Debt represents the total amount of our debt, less: (a) unrestricted subsidiary debt, (b) DFS related debt, and (c) other debt. 5 VMware and its respective subsidiaries are considered unrestricted subsidiaries for purposes of the existing debt of Dell Technologies.

Appendix B Supplemental non-GAAP measures

Supplemental non-GAAP measures Fiscal 2021 and Fiscal 2020 net revenue and operating income 1 Amounts are based on underlying data and may not visually foot due to rounding. 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs, as well as costs incurred in the Class V transaction. 4 Consists of severance, facility action, and other costs. Fiscal 2021 includes derecognition of a previously accrued litigation loss. Fiscal 2020 includes asset impairment charges and a litigation loss accrual.

Supplemental non-GAAP measures Fiscal 2019 and Fiscal 2018 net revenue and operating income 1 Amounts are based on underlying data and may not visually foot due to rounding. 2 This amount includes non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration, and divestiture-related costs. Fiscal 2019 includes costs incurred in the Class V transaction. 4 Consists of severance, facility action, and other costs. Fiscal 2019 includes goodwill impairment.

Supplemental non-GAAP measures Fiscal 2021 and Fiscal 2020 earnings per share - diluted 1 Amounts are based on underlying data and may not visually foot due to rounding. 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs, as well as costs incurred in the Class V transaction. 4 Consists of severance, facility action, and other costs. Fiscal 2021 includes derecognition of a previously accrued litigation loss. Fiscal 2020 includes asset impairment charges and a litigation loss accrual.

Appendix C ESG highlights

ESG Highlights[1]

From our latest Social Impact reporting[2] and external recognition

Advancing sustainability. Cultivating inclusion. Upholding ethics.

Environmental	**13M pounds** of **sustainable materials** used in our products	**-19% reduction** Y/Y in Scopes 1 & 2 market-based **greenhouse gas emissions**	Launched **Net-Zero** goal across our full value chain **by 2050** or earlier	**2030 Goal:** 75% of electricity **across all Dell Technologies from** renewable sources
Social	Dell contributed to over **15,000 nonprofits** and **~59% of employees** participate in **giving/volunteerism**	Committed **$4M in funding and in-kind technology to support** front-line COVID-19 relief efforts	**93% of team members** rate their job as **meaningful** (based on FY21)	**2030 Goal: 50%** of our global workforce and **40%** of our global people leaders will be **women**
Governance	**Formal ESG governance** established with cross-functional executive leadership	**Board of Directors** now receive regular ESG updates	**100% of employees** completed assigned ethics and compliance training	Robust **shareholder engagement** program driving ongoing **governance enhancements**

Corporate ESG Performance Prime — Rated by ISS ESG

2021 World's Most Ethical Companies — 9-Time Honoree

Best Places to Work for LGBTQ Equality 2021 — 100% Corporate Equality Index

CDP A List 2020 Climate

DEI Best Place to Work for Disability Inclusion 2020 — 100% Disability Equality Index

Proud of our impact in 2021

CDP Supplier Engagement Leader 2020

KnowTheChain

Source: 1.) Metrics are for Dell Technologies; excluding Secureworks; and excluding VMware (including Pivotal), which publishes its own annual Global Impact Progress Report; 2.) FY20 Social Impact Report; 3.) Dell Technologies COVID-19 Response Factsheet.

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